SECOND AMENDMENT TO MANAGEMENT AGREEMENT
                    ----------------------------------------
                             WITH OPTION TO PURCHASE
                             -----------------------
                        (AL I - Emeritrust 25 Facilities)

     This Second Amendment to Management Agreement with Option to Purchase (this "Amendment") is effective as of the 1st day of January, 2002 by and among Emeritus Management LLC, a Washington limited liability company ("Emeritus Management"), Emeritus Management I LP, a Washington limited partnership ("Texas Manager;" together with Emeritus Management referred to herein as "Manager"), Emeritus Corporation, a Washington Corporation ("Emeritus), AL Investors LLC, a Delaware limited liability company ("AL Investors"), for itself and as sole managing member or sole managing member of the general partner of each of the Facility Entities set forth on Exhibit A to the Management Agreement (as hereinafter defined).


                                    Recitals
                                    --------

     A. Emeritus Management, Texas Manager, Emeritus, AL Investors, ESC I, L.P., a Washington limited partnership ("ESC"), and Emeritus Properties I, Inc., a Washington corporation ("EPI") entered into that certain Management Agreement with Option to Purchase (Emeritrust 25) dated December 30, 1998, pursuant to which, among other things, AL Investors and the Facility Entities engaged Manager to manage certain Facilities described therein (as subsequently amended, the "Management Agreement"). The Management Agreement has been previously amended by First Amendment to Management Agreement with Option to Purchase, dated March 22, 2001 (the "First Amendment"). Pursuant to the terms of the Management Agreement, ESC and EPI have ceased to be Managers under the Management Agreement.

     B. In addition to the Management Agreement, the parties and certain of their affiliates have previously entered into the following agreements:

     1. That certain Management Agreement with Option to Purchase (AL II - 14 Operating Facilities) dated March 26, 1999 by and among Emeritus Management, Texas Manager, Emeritus, AL Investors II LLC (for itself and on behalf of certain Facility Entities defined therein), ESC, ESC G.P. I, Inc., a Washington corporation ("ESCGP"), and EPI, as amended by Amendment to Management Agreement dated March 27, 2000 and by Second Amendment to Management Agreement dated March 22, 2001 (as amended, the "AL II Management Agreement (GMAC))". ESC, ESCGP and EPI have ceased to be Managers under the AL II Management Agreement (GMAC).

     2. That certain Management Agreement with Option to Purchase (Teachers), by and among Emeritus Management, Emeritus, and AL Investors II LLC (for itself and on behalf of certain Facility Entities defined therein), dated March 27, 2000 (the "AL II Management Agreement (Teachers))".

3. That certain Management Agreement with Option to Purchase (AL II - 5 Development Facilities) by and among Manager, Emeritus, and AL Investors Development LLC, a Delaware limited liability company (for itself and on behalf of certain Facility Entities defined therein), dated March 25, 1999 (the "AL II Development Management Agreement").

     C. In connection with an extension of the Senior Loan, the parties now desire to amend the Management Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Defined Terms.  All terms capitalized herein but not defined shall have the
     -------------
     meanings  given  them  in  the  Management  Agreement.

     Extension of Management Agreement.  Section 2.3 of the Management Agreement
     ---------------------------------
(as  added  under  the  First  Amendment) is hereby replaced with the following:

     2.3 ADDITIONAL EXTENSION TERM. Under the Senior Loan Amendment, AL Investors is currently eligible for a 9 month loan extension in accordance with the terms and conditions contained in Section 2.4 thereof (the "First Extension Period"), and at the end of the First Extension Period, may be eligible for one additional 9 month loan extension in accordance with the terms and conditions contained in Section 2.5 thereof (the "Second Extension Period") to be exercised no later than September 15, 2002. If AL Investors is entitled to exercise its extension rights under the terms of the Senior Loan Amendment for the First Extension Period and the Second Extension Period, it hereby agrees that it will do so.

     The parties hereby acknowledge that AL Investors has exercised its extension rights for the First Extension Period, and agree that the term of the Management Agreement is hereby extended to June 30, 2003 to make it co-terminous with the Second Extension Period. All of the terms and provisions of the Management Agreement (as modified by this Amendment) shall continue to be applicable throughout the extended term, including, without limitation, the obligation to fund Operating Deficits and the right to exercise the Purchase Option. If during any extension term the Management Agreement is terminated for any reason (other than the failure to qualify for extension rights under the Senior Loan Amendment), at Owner's election in its sole discretion Manager may be required to continue to provide management services for the Facilities for up to 90 days (until terminated by Owner upon not less than 30 days prior written notice) and the management fee payable during such period shall be 3% of Total Revenues from each Facility then managed.

     If AL Investors is not eligible to exercise its extension rights under the Senior Loan Amendment for the Second Extension Period, then AL Investors shall have the right to terminate the Management Agreement. However, if AL Investors does not terminate the Management Agreement and obtains alternative financing for the Facilities or modifies the existing Senior Loan to extend the term, Manager's obligation to fund Operating Deficits shall not exceed the Operating Deficits that would have been required to be paid during the Second Extension Period had it been exercised or permitted to be exercised. For purposes of calculating Operating Deficits pursuant to this section, Manager shall have the benefit of any interest rate caps in effect.

     If Al Investors elects to terminate the Management Agreement because it does not qualify for the Second Extension Period, then Owner shall be deemed to have notified Manager of its intent to extend beyond such maturity date pursuant and subject to the terms of section 2.2 of the Management Agreement. During the first 90 days of such extension Owner shall notify Manager of the duration of the extension and the Facilities to which such extension is applicable, which extension may be up to 12 months from the date of termination, subject to any earlier termination rights contained in the Management Agreement or this Amendment. The extension exercised pursuant to section 2.2 of the Management Agreement in accordance with this paragraph shall not be subject to the 90 day prior notice requirement contained in section 2.2 of the Management Agreement but shall be for a Management Fee of 5% of gross revenues as set forth in
Section 2.2 and Manager shall not be obligated to fund Operating Deficits during such period.

     The  extension  of  the  Purchase  Option  shall continue to be governed by
Section  4.2  of  the  First  Amendment.

1.     Management Fee.   The parties agree that in connection with the extension
       --------------
     of the Senior Loan being exercised in connection with this Agreement, AL Investors has agreed to pay from funds held by Emeritus on behalf of AL
Investors (i) an interest rate cap not to exceed 4% for LIBOR for the entire amount of the Tranche A and Tranch B indebtedness, (ii) all extension fees charged by the Senior Lender with respect to the first and the second loan extensions, and (iii) all closing costs related to the first and second loan extensions, including, without limitation, all costs and fees incurred by the Senior Lender, title insurance fees, UCC search costs, attorneys fees and costs to AL Investors and Senior Housing Partners I, L.P. and all other reasonable out of pocket costs and expenses (collectively, the "Loan Extension Closing Costs"). AL Investors shall be entitled to recoup all Loan Extension Closing Costs out of Operating Profit from the Facilities, without interest, after payment of a management fee of 3% of Total Revenues from the Facilities to Emeritus. To the extent not modified by this paragraph 3, paragraph 9 of the First Amendment governing prior loan restructure fees shall continue to be applicable with respect to the Pooled Expenses related to the Senior Loan Restructure as defined therein. To memorialize the foregoing agreement, Section 7.2 of the Management Agreement (as replaced by Paragraph 5 of the First Amendment) is hereby deleted and replaced in its entirety with the following:

          7.2 REIMBURSEMENT OF LOAN EXTENSION CLOSING COSTS; ADDITIONAL MANAGEMENT FEE. Any Operating Profit in excess of the Base Management Fee and any Accrued Base Management Fee at the end of each month shall be paid first to Owner until Owner has been reimbursed for all Loan Extension Closing Costs then outstanding on any loan extension, then 50% to Manager and 50% to Owners until Manager has received (i) an additional management fee of 4% of Total Revenues from all Facilities in the aggregate subject to this Agreement (the "Additional Management Fee") plus (ii) any Accrued Additional Management Fee (as hereinafter defined). If there is insufficient Operating Profit after payment of the Base Management Fee, Accrued Base Management Fee, and any Loan Extension Closing Costs during any month to pay the Additional Management Fee, the unpaid portion shall accrue and be added to any accrued amounts for prior months commencing January 1, 2002 (the "Accrued Additional Management Fee"). The Base Management Fee, any Accrued Base Management Fee, the Additional Management Fee and any Accrued Additional Management Fee are sometimes referred to herein as the "Management Fee".

     In addition, Section 8.2 of the Management Agreement (as replaced pursuant to paragraph 6 of the First Amendment), is hereby amended to (i) exclude Capital Improvements from Fixed Operating Expenses for purposes of subsection (b) thereof, and (ii) add a new section (e) as follows: "(e) Any Loan Extension Closing Costs to be reimbursed to Owner", such that Loan Extension Closing Costs are paid after the Base Management Fee and Accrued Base Management Fee, but prior to any Additional Management Fee or Accrued Additional Management Fee. The following conforming amendments are hereby made: the prior subsection (e) of Section 8.2 shall become subsection (f), the prior subsection (f) shall become subsection (g), and the reference to "Section 8.2(e)" in Section 9.9 (as added by the First Amendment) shall instead refer to "Section 8.2(f)".

     Emeritus acknowledges that is has no right to reimbursement for any amounts deposited on account of Section 4.12 of the Senior Loan loan documents or any additional amounts funded by Manager to cover any deferred Tranche A interest.

2. Failure to Achieve Financial Performance. A new subsection 9.8(d) is hereby added as follows:

     (d) For purposes of calculating Cash Available for Distribution actually distributed to Owner pursuant to this Section 9.8, Manager shall be entitled to include as part of such distribution any amounts reimbursed to Owner for Loan Extension Closing Costs.

3.     Purchase  Option  Requirements.  Section 13.1 of the Management Agreement
       ------------------------------
is hereby amended to add the following condition to the exercise of the Purchase
     Option: "(d) the Purchase Option under each of (i) the AL II Management Agreement (GMAC), (ii) the AL II Management Agreement (Teachers), and (iii) the AL II Development Management Agreement, have been simultaneously exercised." In addition, effective from and after December 31, 2002, a new subsection (f) is added to Section 13.1 of the Management Agreement as follows: "(f) the term of the AL II Development Management Agreement has been extended to December 31, 2003."

4.     Cross  Default  of  Purchase  Options.  Section  13.9  of  the Management
       -------------------------------------
Agreement is hereby amended by adding the following at the end: "If Emeritus elects to exercise its purchase options under the AL II Development Management Agreement, the AL II Management Agreement (Teachers), and the AL II Management Agreement (GMAC), and thereafter fails to timely consummate the purchase of the facilities subject to the exercised purchase options in accordance with the terms thereof for any reason other than a default by the owners and failure to deliver the applicable deeds for each of the facilities, the Purchase Option under this AL I Management Agreement shall be deemed terminated and Emeritus shall thereafter have no further right to purchase the Facilities".

5.     Additional Collateral Properties.  The parties acknowledge that under the
       --------------------------------
     terms of the Senior Loan Restructure, Tranche A and Tranche B will be resized as permitted thereunder, which will consolidate Tranche B into Tranche A and eliminate the collateralization of Tranche B with the Additional Collateral Properties.

     Ratification.  The  Management  Agreement, as amended by this Agreement, is
     ------------
hereby  ratified  and  confirmed.

     Understandings  and  Agreements.  This  Amendment,  together  with  the
     -------------------------------
Management  Agreement,  constitutes  all  of  the  understandings and agreements
     ----
between  the  parties  with  respect  to  the  management  of  the  Facilities.

     Headings.  The  headings  contained herein are for convenience of reference
     --------
only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

     Applicable  Law.  This  Agreement shall be construed and interpreted and be
     ---------------
governed  by  the  laws  of  the  State  of  Washington.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.


     EMERITUS  MANAGEMENT
     --------------------

     EMERITUS  MANAGEMENT  LLC,
     a  Washington  limited  liability  company

     By:     Emeritus  Corporation,
          a  Washington  corporation


     By:     /s/  Raymond  R.  Brandstrom
             ----------------------------
          Name  Raymond  R.  Brandstrom
                -----------------------
          Title  Vice  President  of  Finance
                 ----------------------------


     EMERITUS  MANAGEMENT  I  LP
     ---------------------------

     EMERITUS  MANAGEMENT  I  LP,
     a  Washington  limited  partnership

     By:     EM  I,  LLC,  a  Washington  limited  liability  company

          By:     Emeritus  Corporation,  a
Washington  corporation

                    By:     /s/  Raymond  R.  Brandstrom
                            ----------------------------
                         Name  Raymond  R.  Brandstrom
                               -----------------------
                         Title  Vice  President  of  Finance
                                ----------------------------

                              EMERITUS
                              --------

                              EMERITUS  CORPORATION,  a  Washington
corporation

                              By:     /s/  Raymond  R.  Brandstrom
                                      ----------------------------
                                   Name  Raymond  R.  Brandstrom
                                         -----------------------
                                   Title  Vice  President  of  Finance
                                          ----------------------------


                              AL  INVESTORS
                              -------------

AL INVESTORS LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Owners, or in the case where the Owner is a limited partnership, as sole managing member on behalf of the general partner thereof


     By:  /s/  Norman  L.  Brendan
          ------------------------
          Name  Norman  L.  Brendan
                -------------------
          Title  Manager
                 -------





The undersigned lenders in connection with the Senior Loan and the Junior Loan have executed this Agreement for the sole purpose of consenting to the foregoing Amendment.


     GMAC  Commercial  Mortgage  Corporation,     a  California  corporation

     By:
     Name
     Title


     Senior  Housing  Partners  I,  L.P.,
     a  Delaware  limited  partnership

     By: /s/  Noah  R.  Levy
         -------------------
     Name  Noah  R.  Levy
           --------------
     Title  Vice  President
            ---------------

The undersigned has executed this Agreement for the sole purpose of (i) acknowledging and consenting to the foregoing Amendment, (ii) ratifying that certain Guaranty of Management Agreement and Shortfall Funding Agreement dated December 30, 1998, as amended by Amendment dated March 22, 2001, entered into by Emeritus in favor or AL Investors and the Facility Entities (the "Guaranty"), and (iii) confirming and agreeing that foregoing Amendment does not alter, modify, amend or waive any terms contained in the Guaranty.


     Emeritus  Corporation,
     a  Washington  corporation


     By:/s/  Raymond  R.  Brandstrom
        ----------------------------
          Name  Raymond  R.  Brandstrom
                -----------------------
          Title  Vice  President  of  Finance
                 ----------------------------